                                                                   Exhibit 10.23

                           Investor Information Page
                           -------------------------

                                Charles M. Handy
                                ----------------
                                                                    Number of
                           Percentage %         Number of           Offered OP
Name of Entity              Ownership         Cash Value ($)          Units
------------------------------------------------------------------------------

Cogdell Investors             2.05                81,762               4,448
(Birkdale), LLC

Cogdell Investors             2.09                20,378               1,109
(Birkdale II), LLC

Cogdell Investors             4.08               102,616               5,583
(Mallard), LLC

Barclay Downs                 1.84                44,021               2,395
Associates, LLC

Copperfield MOB,              0.15                 5,957                 325
LLC

Rowan OSC                     0.30                 5,169                 282
Investors, LLC

West Medical                  1.83                34,637               1,885
Office I, LLC

                           Investor Information Page
                           -------------------------

                               Randolph D. Smoak
                               -----------------
                                                            Number of
                     Percentage (%)                         Offered OP
Name of Entity         Ownership         Cash Value ($)        Units
----------------------------------------------------------------------

Orangeburg              4.1033              107,466             5,847
Medical Office B
Building General
Partnership